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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 2, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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          Delaware                      1-11758                 36-3145972
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


         1585 Broadway, New York, New York                         10036
      (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02. Departure of Directors or Principal Officers; Election of
      Directors; Appointment of Principal Officers.

(d) On December 2, 2005, Morgan Stanley (the "Company") announced that Erskine
B. Bowles had been elected to the Company's Board of Directors, effective immediately. Mr. Bowles serves in the class of directors whose terms expire in 2006. There are five directors in that class. As previously announced, the Company intends that, commencing with the Company's 2006 Annual Meeting of Shareholders, the entire Board of Directors will stand for election by shareholders each year.

On January 1, 2006, Mr. Bowles will become a member of the Compensation, Management Development and Succession Committee of the Board of Directors, at which time the number of members of that committee will be increased from three to four.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits


      Exhibit
      Number       Description


                   99 Press release, dated December 2, 2005, issued by the Company.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORGAN STANLEY
                                        (Registrant)

                                              /s/ RONALD T. CARMAN
                                         By:  -------------------------------
                                              Name:   Ronald T. Carman
                                              Title:  Assistant Secretary


Date: December 2, 2005